Exhibit 99.1
DSW
INVESTOR FACT SHEET
September 2005
COMPANY PROFILE
DSW Inc. (NYSE:DSW), a leading U.S. specialty branded footwear retailer, consummated its initial public offering on July 5, 2005. Prior to the IPO, DSW was wholly owned by Retail Ventures, Inc. (NYSE: RVI). Retail Ventures now owns more than 60% of our outstanding common shares and controls over 90% of the voting rights. DSW operates 186 DSW stores in 32 states and also supplies, under supply agreements, to 25 locations for related retailers and to 209 locations for other non-related retailers in the United States as of August 31, 2005.
Large and growing market position
■ Top 5 retailer in women’s dress, dress casual and men’s dress casual footwear

■ 186 DSW stores in 32 states
Leading brands
■ Largest selection of in-season brand names and designer footwear

■ Over 300 high-quality brands offered on a consistent basis
Breathtaking assortment
■ Average of 25,000 square feet per store

■ Over 30,000 pairs of shoes in more than 2,000 styles
Growing, leverageable customer base
■ Over 5.5 million “Reward Your Style” members as of 1/29/05

■ Membership up 22% from 1/31/04 to 1/29/05
KEY INVESTMENT HIGHLIGHTS
Differentiated Retail Experience
■ Leading brands

■ Breathtaking assortment

■ Convenient shopping experience

■ Compelling value proposition
Competitive Advantages
■ Unique niche

■ Strong vendor relationships

■ Proven field execution and merchant talent

■ Experienced management team
Demonstrated Ability to Deliver Profitable Growth
■ Strong top-line growth through positive comparable store sales and new store expansion

■ New stores have positive cash flow in second year

■ 5-year CAGR in DSW stores, net sales and operating profit of 24%, 31% and 49%, respectively

■ Strong growth potential through new store rollout, comp store sales and margin expansion

THREE PHASES OF GROWTH

	ORIGINATION	FOUNDATION	CATEGORY LEADER

	Designer Shoe Warehouse	DSW Shoes	DSW Inc.

Period	1991-1997	1997-2004	Long-term future
DSW Stores	39	172	400+
Sales	$135 million	$961 million	Multi-Billions
Net Profit	Marginal	2.2% market share	>7% market share
		$34 million (1)	>5% of sales
Product Offering	Close-outs	Leading brands	Leading brands
		Breathtaking assortment	Breathtaking assortment
		Approx. 80% in-season	Approx. 80% in-season
GROWTH STRATEGIES
•	Expand Retail Footprint

•	Driving Sales Through Enhanced Merchandising

•	Leverage Operating Model

•	Focused Real Estate Strategy
KEY INVESTMENT DATA
(As of July 30, 2005)
NYSE stock symbol: DSW
IPO date/ share price: June 28, 2005/$19.00
Fiscal year end: Saturday closest to January 31
Diluted shares outstanding (mil.): 44.1
Share float (mil.): 16.2
Market cap (mil.): $1,168.7
Price range (6/29 — 7/29/05): $23.11 — $27.50
Closing stock price (as of 7/29/05): $26.50
FY 2004 FINANCIAL HIGHLIGHTS
Net sales (mil.): $961.1
Net income (mil.): $35.0
EPS: $0.81 adjusted pro forma
Total assets (mil.): $395.4
Shareholders’ equity (mil.): $178.8
Return on equity: 19.6%
Net sales/avg. gross sq. ft. (for DSW stores only): $217
(1) Pro forma as presented in Form S-1 filed on June 28, 2005
INVESTMENT RESEARCH COVERAGE
CIBC World Markets ■ Dorothy S. Lakner
Johnson Rice & Company ■ David M. Mann
Lehman Brothers ■ Jeff Black
Miller Tabak & Co. ■ Susan R. Sansbury
CONTACT INFORMATION/INQUIRIES
Investor Relations
4150 East 5th Avenue
Columbus, Ohio 43219
Phone: (614) 238-5601
www.dswshoe.com

FORWARD-LOOKING STATEMENTS ■ Statements in this fact sheet that are not historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that may cause actual results or events to differ materially from those expressed or implied by such statements. This fact sheet contains time-sensitive information that reflects management’s best analysis only as of the date of this fact sheet. DSW does not undertake an obligation, other than that imposed by law, to publicly update or revise any forward-looking statements to reflect new information, events or circumstances that arise after the date of this fact sheet. Information concerning issues that could materially affect financial performance related to forward-looking statements can be found in DSW’s Prospectus filed on June 28, 2005, and in the Company’s subsequent periodic filings with the Securities and Exchange Commission